For Release: February 26, 2026
Investor Contact: Phil Morgan, 402.458.3038
Nelnet, Inc. supplemental financial information for the fourth quarter 2025
(All dollars are in thousands, except per share amounts, unless otherwise noted)
The following information should be read in connection with Nelnet, Inc.'s (the “Company's”) press release for fourth quarter 2025 earnings, dated February 26, 2026, and the Company's Annual Report on Form 10-K for the year ended December 31, 2025.
Forward-looking and cautionary statements
This report contains forward-looking statements and information that are based on management's current expectations as of the date of this document. Statements that are not historical facts, including statements about the Company's plans and expectations for future financial condition, results of operations or economic performance, or that address management's plans and objectives for future operations, and statements that assume or are dependent upon future events, are forward-looking statements. The words “anticipate,” “assume,” “believe,” “continue,” “could,” “ensure,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “scheduled,” “should,” “will,” “would,” and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements.
The forward-looking statements are based on assumptions and analyses made by management in light of management's experience and its perception of historical trends, current conditions, expected future developments, and other factors that management believes are appropriate under the circumstances. These statements are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results and performance to be materially different from any future results or performance expressed or implied by such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2025 (the "2025 Annual Report"), and include such risks and uncertainties as:
•risks related to the ability to successfully maintain and increase allocated volumes of student loans serviced by the Company under existing and future servicing contracts with the U.S. Department of Education (the “Department”), risks related to unfavorable contract modifications or interpretations, risks related to consistently meeting service requirements to avoid the assessment of performance penalties, and risks related to the Company's ability to comply with agreements with third-party customers for the servicing of Federal Direct Loan Program, Federal Family Education Loan Program (the “FFEL Program” or FFELP), private education, and consumer loans;
•loan portfolio risks such as credit risk, prepayment risk, interest rate basis and repricing risk, risks related to the use of derivatives to manage exposure to interest rate fluctuations, uncertainties regarding the expected benefits from purchased securitized and unsecuritized FFELP, private education, consumer, and other loans, or residual interests therein, and initiatives to purchase additional FFELP, private education, consumer, and other loans;
•financing and liquidity risks, including risks of changes in the interest rate environment;
•risks from changes in the terms of education loans and in the educational credit and services markets resulting from changes in applicable laws, regulations, and government programs and budgets;
•risks related to a breach of or failure in the Company's operational or information systems or infrastructure, or those of third-party vendors, including disclosure of confidential or personal information and/or damage to reputation resulting from cyber breaches;
•risks related to use of artificial intelligence;
•uncertainties inherent in forecasting future cash flows from student loan assets, including residual interests therein, and related asset-backed securitizations;
•risks related to the ability of Nelnet Bank to achieve its business objectives and effectively deploy loan and deposit strategies and achieve expected market penetration;
•risks related to the Company's solar tax equity partnerships, including risks of not being able to realize tax credits which remain subject to recapture by taxing authorities and risks from the impact of the enactment of the One Big Beautiful Bill that accelerates the expiration and phase out of solar energy credits;
•risks and uncertainties related to other initiatives (and anticipated income therefrom) including venture capital, real estate, reinsurance, acquisitions, and other activities, including activities that are intended to diversify the Company both within and outside of its historical core education-related businesses;
•risks and uncertainties associated with climate change; and
•risks and uncertainties associated with litigation matters, maintaining compliance with the extensive regulatory requirements applicable to the Company's businesses, and uncertainties inherent in the estimates and assumptions about future events that management is required to make in the preparation of the Company’s consolidated financial statements.
All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this document. Although the Company may from time to time voluntarily update or revise its prior forward-looking statements to reflect actual results or changes in the Company's expectations, the Company disclaims any commitment to do so except as required by law.

Consolidated Statements of Income
(Dollars in thousands, except share data)
(unaudited)

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Interest income:
Loan interest	$184,825	162,717	178,434	686,085	787,498
Investment interest	40,559	43,241	42,815	165,374	185,901
Total interest income	225,384	205,958	221,249	851,459	973,399
Interest expense on bonds and notes payable and bank deposits	118,273	120,708	141,170	496,950	680,537
Net interest income	107,111	85,250	80,079	354,509	292,862
Less provision (negative provision) for loan losses	38,147	(3,563)	22,057	67,851	54,607
Less provision for beneficial interests	2,679	2,145	4,628	11,311	39,491
Net interest income after provision	66,285	86,668	53,394	275,347	198,764
Other income (expense):
Loan servicing and systems revenue	116,573	151,052	137,981	509,089	482,408
Education technology services and payments revenue	112,314	129,321	108,335	507,150	486,962
Reinsurance premiums earned	33,539	23,165	18,673	107,502	62,923
Solar construction revenue	3,379	5,738	13,828	14,371	56,569
Other, net	16,749	33,258	27,836	97,587	59,959
Gain on partial redemption of ALLO investment	—	—	—	175,044	—
Derivative settlements, net	451	761	1,087	2,700	6,134
Derivative market value adjustments, net	1,879	(788)	13,792	(9,098)	10,124
Total other income (expense), net	284,884	342,507	321,532	1,404,345	1,165,079
Cost of services and expenses:
Loan servicing contract fulfillment and acquisition costs	2,056	2,021	1,497	7,555	1,889
Cost to provide education technology services and payments	38,654	50,363	38,658	176,907	172,763
Cost to provide solar construction services	12,326	7,607	28,558	41,810	77,673
Total cost of services	53,036	59,991	68,713	226,272	252,325
Salaries and benefits	141,086	144,778	147,229	558,786	576,931
Depreciation and amortization	9,365	7,327	12,544	33,571	58,116
Reinsurance losses and underwriting expenses	25,715	19,962	16,180	93,551	55,246
Impairment expense	17,220	7,000	1,136	29,612	3,138
Other expenses	58,369	53,669	50,681	211,568	189,503
Total operating expenses	251,755	232,736	227,770	927,088	882,934
Income before income taxes	46,378	136,448	78,443	526,332	228,584
Income tax expense	(7,691)	(35,773)	(15,016)	(127,986)	(52,669)
Net income	38,687	100,675	63,427	398,346	175,915
Net loss (income) attributable to noncontrolling interests	19,084	6,009	(268)	30,128	8,130
Net income attributable to Nelnet, Inc.	$57,771	106,684	63,159	428,474	184,045
Earnings per common share:
Net income attributable to Nelnet, Inc. shareholders - basic and diluted	$1.60	2.94	1.73	11.79	5.02
Weighted-average common shares outstanding - basic and diluted	36,088,994	36,316,315	36,461,513	36,341,197	36,642,533

Condensed Consolidated Balance Sheets
(Dollars in thousands)
(unaudited)

	As of	As of	As of
	December 31, 2025	September 30, 2025	December 31, 2024
Assets:
Loans and accrued interest receivable, net	$10,006,695	10,227,261	9,992,744
Cash, cash equivalents, and investments	2,643,954	2,455,950	2,395,214
Restricted cash	677,563	550,371	736,502
Goodwill and intangible assets, net	187,312	189,783	194,357
Other assets	548,259	453,317	458,936
Total assets	$14,063,783	13,876,682	13,777,753
Liabilities:
Bonds and notes payable	$7,780,927	7,822,531	8,309,797
Bank deposits	1,669,173	1,476,765	1,186,131
Other liabilities	1,036,454	990,691	982,708
Total liabilities	10,486,554	10,289,987	10,478,636
Equity:
Total Nelnet, Inc. shareholders' equity	3,685,792	3,653,290	3,349,762
Noncontrolling interests	(108,563)	(66,595)	(50,645)
Total equity	3,577,229	3,586,695	3,299,117
Total liabilities and equity	$14,063,783	13,876,682	13,777,753

Overview
Nelnet is an operating holding company with primary businesses in consumer lending, loan servicing, payments, and technology-enabled services, many of which are focused on serving customers in the education sector. The Company conducts these activities both directly and through its wholly owned and majority-owned subsidiaries, and actively manages and operates its businesses on an integrated basis. Nelnet’s largest operating and technology platforms support loan servicing and education-related technology and payment solutions. A significant portion of the Company’s revenue is derived from net interest income earned on a portfolio of federally insured student loans, a substantial portion of which is serviced by the Company.
The Company has also broadened its operating business mix both within and beyond its historical education-focused activities. These businesses include banking and other financial services conducted through the Company’s bank and other subsidiaries, asset management and related customer-facing servicing, real estate development and management, reinsurance operations, renewable energy development, and selected strategic interests in early-stage, emerging growth, and other operating enterprises. The Company actively manages such businesses and holds interests in them for strategic and operational purposes.
The Company was formed as a Nebraska corporation in 1978 to service federal student loans for two local banks. The Company built on this initial foundation as a servicer to become a leading originator, holder, and servicer of federal student loans, principally consisting of loans originated under the FFEL Program.
The Health Care and Education Reconciliation Act of 2010 discontinued new loan originations under the FFEL Program, effective July 1, 2010, and requires all new federal student loan originations be made directly by the Department through the Federal Direct Loan Program. This law does not alter or affect the terms and conditions of existing FFELP loans. Subsequent to the Reconciliation Act of 2010, the Company no longer originates FFELP loans. However, a significant portion of the Company's income continues to be derived from its existing FFELP student loan portfolio. Interest income on the Company's existing FFELP loan portfolio will decline over time as the portfolio is paid down. To reduce its reliance on interest income from FFELP loans, the Company has expanded its services and products. This expansion has been accomplished through internal growth and innovation as well as acquisitions. The Company is also actively expanding its private education, consumer, and other loan portfolios, or residual interests therein, and as part of this strategy launched Nelnet Bank in 2020. In addition, the Company has been servicing federally owned student loans for the Department since 2009.

GAAP Net Income and Non-GAAP Net Income, Excluding Adjustments
The Company prepares its financial statements and presents its financial results in accordance with GAAP. However, it also provides additional non-GAAP financial information related to specific items management believes to be important in the evaluation of its operating results and performance. A reconciliation of the Company's GAAP net income to Non-GAAP net income excluding derivative market value adjustments, and a discussion of why the Company believes providing this additional information is useful to investors, are provided below.

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP net income attributable to Nelnet, Inc.	$57,771	106,684	63,159	428,474	184,045
Realized and unrealized derivative market value adjustments (a)	(1,879)	788	(13,792)	9,098	(10,124)
Tax effect (b)	451	(189)	3,310	(2,184)	2,430
Non-GAAP net income attributable to Nelnet, Inc., excluding derivative market value adjustments	$56,343	107,283	52,677	435,388	176,351
Earnings per share:
GAAP net income attributable to Nelnet, Inc.	$1.60	2.94	1.73	11.79	5.02
Realized and unrealized derivative market value adjustments (a)	(0.05)	0.02	(0.38)	0.25	(0.28)
Tax effect (b)	0.01	(0.01)	0.09	(0.06)	0.07
Non-GAAP net income attributable to Nelnet, Inc., excluding derivative market value adjustments	$1.56	2.95	1.44	11.98	4.81

(a)"Derivative market value adjustments" includes both the realized portion of gains and losses (corresponding to variation margin received or paid on derivative instruments that are settled daily at a central clearinghouse) and the unrealized portion of gains and losses that are caused by changes in fair values of derivatives which do not qualify for "hedge treatment" under GAAP. "Derivative market value adjustments" does not include "derivative settlements" that represent the cash paid or received during the respective period to settle with derivative instrument counterparties the economic effect of the Company's derivative instruments based on their contractual terms.

The accounting for derivatives requires that changes in the fair value of derivative instruments be recognized currently in earnings, with no fair value adjustment of the hedged item, unless specific hedge accounting criteria are met. Management has structured all of the Company’s derivative transactions with the intent that each is economically effective; however, the majority of the Company’s derivative instruments do not qualify for hedge accounting in the consolidated financial statements. As a result, the change in fair value for the derivative instruments that do not qualify for hedge accounting is reported in current period earnings with no consideration for the corresponding change in fair value of the hedged item. Under GAAP, the cumulative net realized and unrealized gain or loss caused by changes in fair values of derivatives in which the Company plans to hold to maturity will generally equal zero over the life of the contract. However, the net realized and unrealized gain or loss during any given reporting period fluctuates significantly from period to period.

The Company believes these point-in-time estimates of asset and liability values related to its derivative instruments that are subject to interest rate fluctuations are subject to volatility mostly due to timing and market factors beyond the control of management, and affect the period-to-period comparability of the results of operations. Accordingly, the Company’s management utilizes operating results excluding these items for comparability purposes when making decisions regarding the Company’s performance and in presentations with credit rating agencies, lenders, and investors. Consequently, the Company reports this non-GAAP information because the Company believes that it provides additional information regarding operational and performance indicators that are closely assessed by management and represents what earnings would have been had these derivatives qualified for hedge accounting. There is no comprehensive, authoritative guidance for the presentation of such non-GAAP information, which is only meant to supplement GAAP results by providing additional information that management utilizes to assess performance.
(b)The tax effects are calculated by multiplying the realized and unrealized derivative market value adjustments by the applicable statutory income tax rate.

Operating Segments
A description of the Company's reportable operating segments is included in note 1 of the notes to consolidated financial statements included in the Company's 2025 Annual Report. The Company's reportable operating segments include:
•Loan Servicing and Systems (LSS) - referred to as Nelnet Diversified Services (NDS)
•Education Technology Services and Payments (ETSP) - referred to as Nelnet Business Services (NBS)
•Asset Generation and Management (AGM), part of the Nelnet Financial Services (NFS) division
•Nelnet Bank, part of the NFS division
The Company earns fee-based revenue through its NDS and NBS reportable operating segments. The Company earns net interest income on its loan portfolio, consisting primarily of FFELP loans, through its AGM reportable operating segment. This segment is expected to generate significant amounts of cash as the FFELP portfolio amortizes. The Company actively works to maximize the amount and timing of cash flows generated from its FFELP portfolio and seeks to acquire additional loan assets to leverage its servicing scale and expertise to generate incremental earnings and cash flow. Nelnet Bank operates as an internet industrial bank franchise focused on the private education and unsecured consumer loan markets, with a home office in Salt Lake City, Utah.
The NFS division was formed to focus on the Company’s key objective to maximize the amount and timing of cash flows generated from its FFELP portfolio and reposition itself for the post-FFELP environment by expanding its private education, consumer, and other loan portfolios. In addition to AGM and Nelnet Bank being part of the NFS division, NFS’s other operating segments that are not reportable include the operating results of:
•Nelnet Insurance Services, which primarily includes multiple reinsurance treaties on property and casualty policies
•Whitetail Rock Capital Management, LLC (WRCM), the Company's U.S. Securities and Exchange Commission (SEC)-registered investment advisor subsidiary
•The Company’s ownership and activities in real estate
•The Company’s ownership and management of its bond portfolio (primarily student loan and other asset-backed securities)
Other business activities and operating segments that are not reportable and not part of the NFS division are combined and included in Corporate and Other Activities ("Corporate"). Corporate includes the following items:
•Shared service activities related to human resources, accounting, legal, enterprise risk management, information technology, occupancy, and marketing. These costs are allocated to each operating segment based on estimated use of such activities and services
•Corporate costs and overhead functions not allocated to operating segments, including executive management, innovation initiatives, and other holding company organizational costs
•The operating results of the Company’s participation in renewable energy solar developments through tax equity structures and administrative and management services provided by the Company on solar tax equity investments made by third parties
•The operating results of Nelnet Renewable Energy, the Company’s solar engineering, procurement, and construction business. The Company sold its ownership interest in Nelnet Renewable Energy during the fourth quarter of 2025.
•The operating results of certain of the Company’s investment activities, including its ownership in ALLO Holdings LLC, a holding company for ALLO Communications LLC (collectively referred to as “ALLO”) and early-stage and emerging growth companies (venture capital)
•Interest income earned on cash balances held at the corporate level and interest expense incurred on unsecured corporate related debt transactions
•Other product and service offerings that are not considered reportable operating segments

The following table presents the operating results (net income (loss) before taxes) for each of the Company’s reportable and certain other operating segments reconciled to the consolidated financial statements:

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
NDS	$11,649	46,270	26,810	96,389	40,497
NBS	16,993	24,957	17,851	112,957	117,896
Nelnet Financial Services division:
AGM	32,630	36,621	33,490	126,480	75,202
Nelnet Bank	7,040	6,088	5,387	14,613	(1,942)
Nelnet Insurance Services	7,941	4,061	3,408	15,209	11,332
WRCM	1,247	1,933	1,357	5,972	5,391
Real estate	(5,723)	1,513	(1,107)	(6,152)	(3,333)
Bond portfolio	10,410	12,936	7,736	39,441	42,328
Corporate:
Unallocated shared services and corporate costs	(10,073)	(9,909)	(16,805)	(41,893)	(46,194)
Renewable energy solar developments	(7,485)	(15,497)	6,585	(23,770)	(2,179)
Nelnet Renewable Energy - solar construction	(27,341)	(6,025)	(17,046)	(57,540)	(35,972)
ALLO	148	1,137	6,133	194,936	8,087
Venture capital	(206)	33,520	2,063	38,874	6,912
Other corporate activities	9,053	(1,268)	2,504	10,418	10,481
Eliminations/reclassifications	94	112	77	398	77
Net income before taxes	46,378	136,448	78,443	526,332	228,584
Income tax expense	(7,691)	(35,773)	(15,016)	(127,986)	(52,669)
Net loss (income) attributable to noncontrolling interests	19,084	6,009	(268)	30,128	8,130
Net income	$57,771	106,684	63,159	428,474	184,045
Impact of Significant Transactions on 2025 Operating Highlights
Operating results for fiscal year 2025 were materially affected by certain transactions which are summarized below.
Partial Redemption of ALLO Membership Interests
ALLO, a fiber communication services provider, was a former majority-owned subsidiary, until a recapitalization of ALLO in 2020 resulted in a deconsolidation of ALLO from the Company’s consolidated financial statements. In June 2025, ALLO redeemed certain of its membership interests from members, including Nelnet. As part of the transaction, ALLO redeemed more than 50% of Nelnet’s voting membership interest in ALLO and all its outstanding preferred membership interest. At the closing of the transaction, Nelnet received cash proceeds of $410.9 million from ALLO related to these redemptions and recognized a pre-tax gain of $175.0 million, attributable to the redemption of the voting membership interest. This gain is included in “ALLO” in the above table. Following the transaction, Nelnet maintains a significant voting equity interest in ALLO. Nelnet’s ownership of voting membership interest in ALLO decreased from 45% to 27%.
Government Servicing Contract
Upon reaching a final agreement with the Department of Education, the Company's Loan Servicing and Systems operating segment (NDS) recognized $32.9 million of non-recurring revenue in the third quarter 2025 on a contract modification for services previously performed. This revenue is included in the operating results of “NDS” in the above table.
Venture Capital
The Company has an interest in CompanyCam, Inc. (“CompanyCam”), a technology company that provides a photo-based, cloud managed application designed for contractors and field service professionals to document projects in real-time. In August 2025, CompanyCam completed an additional equity raise and accepted tender offers to redeem existing equity holders with a portion of the proceeds. The Company redeemed a portion of its interest and received cash proceeds of $10.1 million and recognized a pre-tax gain of $7.8 million. The Company accounts for its interest in CompanyCam using the measurement alternative method, which requires it to adjust its carrying value for changes resulting from observable market transactions. As a result of CompanyCam’s equity raise, the Company recognized a pre-tax gain of $22.4 million during the third quarter of 2025 to adjust its carrying value of its remaining interest in CompanyCam to reflect the August 2025 transaction value. These gains are included in “Venture capital” in the above table. After the completion of this transaction, the carrying amount of the Company’s remaining interest in CompanyCam is $31.7 million.
Reversal of Provision for Loan Losses for Loans Sold
In July 2025, the Company sold $203.3 million of consumer loans to an unrelated third party who securitized such loans. As partial consideration received for the loans sold, the Company received a residual interest in the loan securitization that is included in “other investments and notes receivable, net” on the Company's consolidated balance sheet. Once a loan is classified as held for sale, any allowance for loan losses that existed immediately prior to the reclassification to held for sale is reversed. The Company reduced its allowance (and recognized negative provision expense) of $28.9 million (that increased income) related to this loan sale. The reversal of the allowance related to this loan sale is included in the operating results of “AGM” in the above table.
Nelnet Renewable Energy (NRE)
NRE was the Company’s solar construction subsidiary, providing full‑service engineering, procurement, and construction (EPC) services. The Company entered the EPC business through its acquisition of GRNE Solar in July 2022. Following the acquisition, NRE experienced low and, in certain cases, negative margins on projects. In addition, changes in legislation reducing clean energy tax incentives, tariff uncertainty, and rising construction costs adversely affected revenue and net income. As a result of these factors, the Company sold NRE in November 2025.
For the year ended December 31, 2025, NRE generated a net loss before taxes of $57.5 million, as reflected in the table above. Although the Company retained a limited number of construction contracts to complete following the sale, the Company does not expect the operating results from such contracts to be significant in future periods.
Recent Development
On February 2, 2026, the Company acquired a Canadian student loan servicing business for CAD $130.5 million (USD $95.7 million). The acquired business (“NDS Canada”) delivers technology-enabled student loan servicing for governments and financial institutions, managing 2.7 million borrowers on proprietary platforms. Beginning on the acquisition date, the operating results of NDS Canada will be included in the Loan Servicing and Systems reportable operating segment.

Segment Reporting
The following tables present the results of each of the Company's reportable operating segments reconciled to the consolidated financial statements:

	Three months ended December 31, 2025
	Reportable Segments					Reconciling Items
	Loan Servicing and Systems (LSS)	Education Technology Services and Payments (ETSP)	Asset Generation and Management	Nelnet Bank	Total Reportable Segments	NFS Other Operating Segments	Corporate and Other Activities	Eliminations/ Reclassifications	Total
Interest income:
Loan interest	$—	—	167,109	17,716	184,825	—	—	—	184,825
Investment interest	565	5,556	11,763	16,200	34,084	16,680	2,923	(13,128)	40,559
Total interest income	565	5,556	178,872	33,916	218,909	16,680	2,923	(13,128)	225,384
Interest expense	—	—	115,383	16,356	131,739	1,380	(1,718)	(13,128)	118,273
Net interest income	565	5,556	63,489	17,560	87,170	15,300	4,641	—	107,111
Less provision (negative provision) for loan losses	—	—	32,491	5,656	38,147	—	—	—	38,147
Less provision for beneficial interests	—	—	2,679	—	2,679	—	—	—	2,679
Net interest income after provision	565	5,556	28,319	11,904	46,344	15,300	4,641	—	66,285
Other income (expense):
LSS revenue	116,573	—	—	—	116,573	—	—	—	116,573
ETSP revenue	—	112,314	—	—	112,314	—	—	—	112,314
Intersegment revenue	5,559	66	—	—	5,625	—	—	(5,625)	—
Reinsurance premiums earned	—	—	—	—	—	33,539	—	—	33,539
Solar construction revenue	—	—	—	—	—	—	3,379	—	3,379
Other, net	128	—	17,100	1,482	18,710	(3,121)	1,067	93	16,749
Gain on partial redemption of ALLO investment	—	—	—	—	—	—	—	—	—
Derivative settlements, net	—	—	339	112	451	—	—	—	451
Derivative market value adjustments, net	—	—	225	747	972	—	907	—	1,879
Total other income (expense), net	122,260	112,380	17,664	2,341	254,645	30,418	5,353	(5,532)	284,884
Cost of services and expenses:
Total cost of services	2,056	38,654	—	—	40,710	—	12,326	—	53,036
Salaries and benefits	66,557	43,055	1,702	3,022	114,336	888	25,874	(12)	141,086
Depreciation and amortization	2,769	3,445	—	354	6,568	—	2,797	—	9,365
Reinsurance losses and underwriting expenses	—	—	—	—	—	25,715	—	—	25,715
Postage expense	9,483				9,483			(9,483)	—
Servicing fees			8,566	862	9,428			(9,428)	—
Impairment expense	—	—	—	—	—	3,920	13,300	—	17,220
Other expenses	13,480	9,474	1,888	2,244	27,086	1,024	16,793	13,467	58,369
Intersegment expenses, net	16,831	6,315	1,197	723	25,066	296	(25,192)	(170)	—
Total operating expenses	109,120	62,289	13,353	7,205	191,967	31,843	33,572	(5,626)	251,755
Income (loss) before income taxes	11,649	16,993	32,630	7,040	68,312	13,875	(35,904)	94	46,378
Income tax (expense) benefit	(2,796)	(4,078)	(7,827)	(1,746)	(16,447)	(3,305)	12,061	—	(7,691)
Net income (loss)	8,853	12,915	24,803	5,294	51,865	10,570	(23,843)	94	38,687
Net (income) loss attributable to noncontrolling interests	—	—	(18)	—	(18)	(104)	19,300	(94)	19,084
Net income (loss) attributable to Nelnet, Inc.	$8,853	12,915	24,785	5,294	51,847	10,466	(4,543)	—	57,771

	Three months ended September 30, 2025
	Reportable Segments					Reconciling Items
	Loan Servicing and Systems (LSS)	Education Technology Services and Payments (ETSP)	Asset Generation and Management	Nelnet Bank	Total Reportable Segments	NFS Other Operating Segments	Corporate and Other Activities	Eliminations/ Reclassifications	Total
Interest income:
Loan interest	$—	—	145,984	16,733	162,717	—	—	—	162,717
Investment interest	531	8,564	12,051	14,849	35,995	14,985	3,134	(10,872)	43,241
Total interest income	531	8,564	158,035	31,582	198,712	14,985	3,134	(10,872)	205,958
Interest expense	—	—	113,350	16,179	129,529	1,359	692	(10,872)	120,708
Net interest income	531	8,564	44,685	15,403	69,183	13,626	2,442	—	85,250
Less provision (negative provision) for loan losses	—	—	(7,374)	3,811	(3,563)	—	—	—	(3,563)
Less provision for beneficial interests	—	—	2,145	—	2,145	—	—	—	2,145
Net interest income after provision	531	8,564	49,914	11,592	70,601	13,626	2,442	—	86,668
Other income (expense):
LSS revenue	151,052	—	—	—	151,052	—	—	—	151,052
ETSP revenue	—	129,321	—	—	129,321	—	—	—	129,321
Intersegment revenue	5,313	70	—	—	5,383	—	—	(5,383)	—
Reinsurance premiums earned	—	—	—	—	—	23,165	—	—	23,165
Solar construction revenue	—	—	—	—	—	—	5,738	—	5,738
Other, net	105	—	(2,277)	1,308	(864)	5,674	28,336	112	33,258
Gain on partial redemption of ALLO investment	—	—	—	—	—	—	—	—	—
Derivative settlements, net	—	—	594	167	761	—	—	—	761
Derivative market value adjustments, net	—	—	(461)	(327)	(788)	—	—	—	(788)
Total other income (expense), net	156,470	129,391	(2,144)	1,148	284,865	28,839	34,074	(5,271)	342,507
Cost of services and expenses:
Total cost of services	2,021	50,363	—	—	52,384	—	7,607	—	59,991
Salaries and benefits	70,126	43,029	1,971	2,817	117,943	668	26,193	(26)	144,778
Depreciation and amortization	1,725	2,504	—	355	4,584	—	2,743	—	7,327
Reinsurance losses and underwriting expenses	—	—	—	—	—	19,962	—	—	19,962
Postage expense	8,735				8,735			(8,735)	—
Servicing fees			6,687	838	7,525			(7,525)	—
Impairment expense	—	1,145	—	—	1,145	—	5,855	—	7,000
Other expenses	10,862	9,537	1,243	1,916	23,558	1,103	17,901	11,107	53,669
Intersegment expenses, net	17,262	6,420	1,248	726	25,656	289	(25,741)	(204)	—
Total operating expenses	108,710	62,635	11,149	6,652	189,146	22,022	26,951	(5,383)	232,736
Income (loss) before income taxes	46,270	24,957	36,621	6,088	113,936	20,443	1,958	112	136,448
Income tax (expense) benefit	(11,105)	(5,990)	(8,783)	(1,483)	(27,361)	(4,866)	(3,547)	—	(35,773)
Net income (loss)	35,165	18,967	27,838	4,605	86,575	15,577	(1,589)	112	100,675
Net (income) loss attributable to noncontrolling interests	—	—	(27)	—	(27)	(169)	6,317	(112)	6,009
Net income (loss) attributable to Nelnet, Inc.	$35,165	18,967	27,811	4,605	86,548	15,408	4,728	—	106,684

	Three months ended December 31, 2024
	Reportable Segments					Reconciling Items
	Loan Servicing and Systems (LSS)	Education Technology Services and Payments (ETSP)	Asset Generation and Management	Nelnet Bank	Total Reportable Segments	NFS Other Operating Segments	Corporate and Other Activities	Eliminations/ Reclassifications	Total
Interest income:
Loan interest	$—	—	165,210	13,224	178,434	—	—	—	178,434
Investment interest	831	6,576	13,789	12,691	33,887	10,447	2,207	(3,726)	42,815
Total interest income	831	6,576	178,999	25,915	212,321	10,447	2,207	(3,726)	221,249
Interest expense	—	—	130,668	12,987	143,655	1,568	(327)	(3,726)	141,170
Net interest income	831	6,576	48,331	12,928	68,666	8,879	2,534	—	80,079
Less provision (negative provision) for loan losses	—	—	13,493	8,564	22,057	—	—	—	22,057
Less provision for beneficial interests	—	—	4,628	—	4,628	—	—	—	4,628
Net interest income after provision	831	6,576	30,210	4,364	41,981	8,879	2,534	—	53,394
Other income (expense):
LSS revenue	137,981	—	—	—	137,981	—	—	—	137,981
ETSP revenue	—	108,335	—	—	108,335	—	—	—	108,335
Intersegment revenue	6,073	55	—	—	6,128	—	—	(6,128)	—
Reinsurance premiums earned	—	—	—	—	—	18,673	—	—	18,673
Solar construction revenue	—	—	—	—	—	—	13,828	—	13,828
Other, net	684	—	4,682	960	6,326	1,549	19,884	77	27,836
Gain on partial redemption of ALLO investment	—	—	—	—	—	—	—	—	—
Derivative settlements, net	—	—	860	227	1,087	—	—	—	1,087
Derivative market value adjustments, net	—	—	8,297	5,495	13,792	—	—	—	13,792
Total other income (expense), net	144,738	108,390	13,839	6,682	273,649	20,222	33,712	(6,051)	321,532
Cost of services and expenses:
Total cost of services	1,497	38,658	—	—	40,155	—	28,558	—	68,713
Salaries and benefits	76,194	42,760	1,255	2,631	122,840	457	23,989	(57)	147,229
Depreciation and amortization	4,171	2,519	—	338	7,028	—	5,516	—	12,544
Reinsurance losses and underwriting expenses	—	—	—	—	—	16,180	—	—	16,180
Postage expense	8,470				8,470			(8,470)	—
Servicing fees			7,087	662	7,749			(7,749)	—
Impairment expense	736	—	—	—	736	—	400	—	1,136
Other expenses	12,163	8,509	936	1,396	23,004	882	16,220	10,575	50,681
Intersegment expenses, net	15,528	4,669	1,281	632	22,110	188	(21,871)	(427)	—
Total operating expenses	117,262	58,457	10,559	5,659	191,937	17,707	24,254	(6,128)	227,770
Income (loss) before income taxes	26,810	17,851	33,490	5,387	83,538	11,394	(16,566)	77	78,443
Income tax (expense) benefit	(6,434)	(4,298)	(8,038)	(1,222)	(19,992)	(2,711)	7,688	—	(15,016)
Net income (loss)	20,376	13,553	25,452	4,165	63,546	8,683	(8,878)	77	63,427
Net (income) loss attributable to noncontrolling interests	—	57	—	—	57	(97)	(151)	(77)	(268)
Net income (loss) attributable to Nelnet, Inc.	$20,376	13,610	25,452	4,165	63,603	8,586	(9,029)	—	63,159

	Year ended December 31, 2025
	Reportable Segments					Reconciling Items
	Loan Servicing and Systems (LSS)	Education Technology Services and Payments (ETSP)	Asset Generation and Management	Nelnet Bank	Total Reportable Segments	NFS Other Operating Segments	Corporate and Other Activities	Eliminations/ Reclassifications	Total
Interest income:
Loan interest	$—	—	624,861	61,224	686,085	—	—	—	686,085
Investment interest	2,441	26,476	49,226	57,478	135,621	49,356	11,029	(30,632)	165,374
Total interest income	2,441	26,476	674,087	118,702	821,706	49,356	11,029	(30,632)	851,459
Interest expense	—	—	463,102	59,284	522,386	4,938	258	(30,632)	496,950
Net interest income	2,441	26,476	210,985	59,418	299,320	44,418	10,771	—	354,509
Less provision (negative provision) for loan losses	—	—	49,261	18,590	67,851	—	—	—	67,851
Less provision for beneficial interests	—	—	11,311	—	11,311	—	—	—	11,311
Net interest income after provision	2,441	26,476	150,413	40,828	220,158	44,418	10,771	—	275,347
Other income (expense):
LSS revenue	509,089	—	—	—	509,089	—	—	—	509,089
ETSP revenue	—	507,150	—	—	507,150	—	—	—	507,150
Intersegment revenue	22,158	265	—	—	22,423	—	—	(22,423)	—
Reinsurance premiums earned	—	—	—	—	—	107,502	—	—	107,502
Solar construction revenue	—	—	—	—	—	—	14,371	—	14,371
Other, net	459	—	27,235	3,324	31,018	8,928	57,244	397	97,587
Gain on partial redemption of ALLO investment	—	—	—	—	—	—	175,044	—	175,044
Derivative settlements, net	—	—	2,094	606	2,700	—	—	—	2,700
Derivative market value adjustments, net	—	—	(6,196)	(3,809)	(10,005)	—	907	—	(9,098)
Total other income (expense), net	531,706	507,415	23,133	121	1,062,375	116,430	247,566	(22,026)	1,404,345
Cost of services and expenses:
Total cost of services	7,555	176,907	—	—	184,462	—	41,810	—	226,272
Salaries and benefits	271,806	169,424	6,363	11,446	459,039	2,573	97,346	(172)	558,786
Depreciation and amortization	8,969	10,884	—	1,400	21,253	—	12,318	—	33,571
Reinsurance losses and underwriting expenses	—	—	—	—	—	93,551	—	—	93,551
Postage expense	35,344				35,344			(35,344)	—
Servicing fees			29,266	3,191	32,457			(32,457)	—
Impairment expense	—	1,145	—	—	1,145	4,001	24,466	—	29,612
Other expenses	46,273	37,962	6,483	7,487	98,205	5,104	61,975	46,284	211,568
Intersegment expenses, net	67,811	24,612	4,954	2,812	100,189	1,149	(100,603)	(735)	—
Total operating expenses	430,203	244,027	47,066	26,336	747,632	106,378	95,502	(22,424)	927,088
Income (loss) before income taxes	96,389	112,957	126,480	14,613	350,439	54,470	121,025	398	526,332
Income tax (expense) benefit	(23,134)	(27,120)	(30,335)	(3,562)	(84,151)	(12,950)	(30,885)	—	(127,986)
Net income (loss)	73,255	85,837	96,145	11,051	266,288	41,520	90,140	398	398,346
Net (income) loss attributable to noncontrolling interests	—	45	(85)	—	(40)	(511)	31,077	(398)	30,128
Net income (loss) attributable to Nelnet, Inc.	$73,255	85,882	96,060	11,051	266,248	41,009	121,217	—	428,474

	Year ended December 31, 2024
	Reportable Segments					Reconciling Items
	Loan Servicing and Systems (LSS)	Education Technology Services and Payments (ETSP)	Asset Generation and Management	Nelnet Bank	Total Reportable Segments	NFS Other Operating Segments	Corporate and Other Activities	Eliminations/ Reclassifications	Total
Interest income:
Loan interest	$—	—	749,117	38,381	787,498	—	—	—	787,498
Investment interest	4,877	29,891	68,302	45,992	149,062	54,357	11,773	(29,291)	185,901
Total interest income	4,877	29,891	817,419	84,373	936,560	54,357	11,773	(29,291)	973,399
Interest expense	—	—	654,346	44,859	699,205	8,837	1,787	(29,291)	680,537
Net interest income	4,877	29,891	163,073	39,514	237,355	45,520	9,986	—	292,862
Less provision (negative provision) for loan losses	—	—	27,691	26,916	54,607	—	—	—	54,607
Less provision for beneficial interests	—	—	39,491	—	39,491	—	—	—	39,491
Net interest income after provision	4,877	29,891	95,891	12,598	143,257	45,520	9,986	—	198,764
Other income (expense):
LSS revenue	482,408	—	—	—	482,408	—	—	—	482,408
ETSP revenue	—	486,962	—	—	486,962	—	—	—	486,962
Intersegment revenue	24,493	220	—	—	24,713	—	—	(24,713)	—
Reinsurance premiums earned	—	—	—	—	—	62,923	—	—	62,923
Solar construction revenue	—	—	—	—	—	—	56,569	—	56,569
Other, net	2,769	—	14,236	2,951	19,956	8,313	31,613	77	59,959
Gain on partial redemption of ALLO investment	—	—	—	—	—	—	—	—	—
Derivative settlements, net	—	—	5,217	917	6,134	—	—	—	6,134
Derivative market value adjustments, net	—	—	5,422	4,702	10,124	—	—	—	10,124
Total other income (expense), net	509,670	487,182	24,875	8,570	1,030,297	71,236	88,182	(24,636)	1,165,079
Cost of services and expenses:
Total cost of services	1,889	172,763	—	—	174,652	—	77,673	—	252,325
Salaries and benefits	300,366	164,716	4,784	11,122	480,988	1,587	96,148	(1,792)	576,931
Depreciation and amortization	19,475	10,531	—	1,282	31,288	—	26,828	—	58,116
Reinsurance losses and underwriting expenses	—	—	—	—	—	55,246	—	—	55,246
Postage expense	36,820				36,820			(36,820)	—
Servicing fees			31,591	1,373	32,964			(32,964)	—
Impairment expense	736	—	—	—	736	—	2,402	—	3,138
Other expenses	43,282	32,281	4,152	6,972	86,687	3,352	53,581	45,883	189,503
Intersegment expenses, net	71,482	18,886	5,037	2,361	97,766	853	(99,599)	980	—
Total operating expenses	472,161	226,414	45,564	23,110	767,249	61,038	79,360	(24,713)	882,934
Income (loss) before income taxes	40,497	117,896	75,202	(1,942)	231,653	55,718	(58,865)	77	228,584
Income tax (expense) benefit	(9,719)	(28,333)	(18,048)	579	(55,521)	(13,261)	16,114	—	(52,669)
Net income (loss)	30,778	89,563	57,154	(1,363)	176,132	42,457	(42,751)	77	175,915
Net (income) loss attributable to noncontrolling interests	—	158	—	—	158	(463)	8,512	(77)	8,130
Net income (loss) attributable to Nelnet, Inc.	$30,778	89,721	57,154	(1,363)	176,290	41,994	(34,239)	—	184,045

Loan Servicing and Systems Revenue
The following table presents disaggregated revenue by service offering for the Loan Servicing and Systems operating segment:

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Government loan servicing (a)	$78,075	112,798	103,217	363,970	380,921
Private education and consumer loan servicing	24,751	24,293	24,819	94,472	63,453
FFELP loan servicing	1,969	2,035	2,642	8,878	12,212
Software services	11,389	10,584	6,415	38,416	21,032
Outsourced services	389	1,342	888	3,353	4,790
Loan servicing and systems revenue	$116,573	151,052	137,981	509,089	482,408
(a)    Upon reaching a final agreement with the Department, the Company recognized $32.9 million of non-recurring revenue in the third quarter of 2025 on a contract modification for services previously performed. In the fourth quarter of 2024, the Company recognized $10.9 million of non-recurring revenue to reflect a settlement related to certain provisions included in the legacy contract concerning inflation adjustments.
Loan Servicing Volumes

	As of
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Servicing volume (dollars in millions):
Government	$434,479	458,679	465,689	482,786	489,877	492,142	489,298	495,409	494,691
FFELP	11,594	11,982	12,386	12,826	13,260	13,745	14,576	15,783	17,462
Private and consumer	40,088	38,060	38,018	46,728	29,226	20,666	19,876	21,015	20,493
Total	$486,161	508,721	516,093	542,340	532,363	526,553	523,750	532,207	532,646

Number of servicing borrowers:
Government	11,426,789	12,387,665	12,694,386	13,453,127	14,049,550	14,114,468	14,096,152	14,328,013	14,503,057
FFELP	463,109	482,696	502,205	524,421	549,861	574,979	610,745	656,814	725,866
Private and consumer	1,349,414	1,325,037	1,326,451	1,350,999	1,168,293	851,747	829,072	882,256	894,703
Total	13,239,312	14,195,398	14,523,042	15,328,547	15,767,704	15,541,194	15,535,969	15,867,083	16,123,626

Number of remote hosted borrowers:	2,886,458	2,839,493	2,056,358	1,427,800	842,200	662,075	133,681	65,295	70,580
Education Technology Services and Payments Revenue
The following table presents disaggregated revenue by servicing offering for the Education Technology Services and Payments operating segment:

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Tuition payment plan services	$32,189	32,971	31,149	141,246	135,851
Payment processing	44,782	59,484	41,117	193,317	179,043
Education technology services	34,982	36,323	35,759	171,481	169,065
Other	361	543	310	1,106	3,003
Education technology services and payments revenue	$112,314	129,321	108,335	507,150	486,962

Other Income (Expense)
The following table presents the components of "other, net" in "other income (expense)" on the consolidated statements of income:

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Investment activity, net	$4,855	42,317	4,989	61,072	12,438
ALLO preferred return	148	—	6,133	14,548	17,486
Solar consulting fee income	10,250	1,775	1,940	13,127	6,134
Borrower late fee income	6,617	1,817	1,369	11,664	8,828
Administration/sponsor fee income	1,422	2,267	1,375	6,400	5,823
Investment advisory services (WRCM)	1,378	2,010	1,508	6,366	5,934
Loss from ALLO voting membership interest	—	—	—	—	(10,693)
(Loss) gain from solar investments, net (a)	(17,100)	(10,884)	4,559	(29,029)	(6,477)
Gain (loss) on debt repurchases	3,016	(8,304)	56	(4,849)	54
(Loss) gain on sale of loans, net	(158)	(2,472)	42	(1,720)	(1,643)
Other	6,321	4,732	5,865	20,008	22,075
Other, net	$16,749	33,258	27,836	97,587	59,959
(a)    The Company accounts for its solar tax equity interests using the Hypothetical Liquidation at Book Value (HLBV) method of accounting. For the majority of these partnerships, the HLBV method results in accelerated losses during the early years of the investment, followed by gains recognized at the conclusion of the contractual agreement (generally 5 years). The following table presents (i) HLBV losses recognized by the Company and gains recognized upon the sale of partnership interests, including amounts attributable to third-party noncontrolling interest partners (syndication partners), which are included in “other, net” in "other income (expense)" on the consolidated statements of income, (ii) solar net losses and gains attributed to noncontrolling interest partners included in “net loss attributable to noncontrolling interests” on the consolidated statements of income, and (iii) the recognized pre-tax net gain (loss) attributable to the Company:

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Losses from HLBV accounting (gross)	$(29,799)	(10,884)	(6,530)	(49,762)	(21,774)
Gains from sales (gross)	12,699	—	11,089	20,733	15,297
(Losses) gains from solar investments, net	(17,100)	(10,884)	4,559	(29,029)	(6,477)
Less: (losses) gains attributable to noncontrolling members, net	(18,066)	(5,659)	970	(27,930)	(4,599)
Net gain (loss) attributable to the Company	$966	(5,225)	3,589	(1,099)	(1,878)

Impairment Expense
The following table presents the impairment charges by asset and reportable operating segment:

			Nelnet Financial Services
	Loan Servicing and Systems	Education Technology Services and Payments	Asset Generation and Management	Nelnet Bank	NFS Other Operating Segments	Corporate and Other Activities	Total
	Three months ended December 31, 2025
Property and equipment - solar facilities	$—	—	—	—	—	9,865	9,865
Investments - real estate and venture capital	—	—	—	—	3,920	3,435	7,355
	$—	—	—	—	3,920	13,300	17,220
	Three months ended September 30, 2025
Investments - solar tax equity	$—	—	—	—	—	5,761	5,761
Leases, buildings, and associated improvements	—	—	—	—	—	94	94
Property and equipment - internally developed software		1,145					1,145
	$—	1,145	—	—	—	5,855	7,000

	Three months ended December 31, 2024
Leases, buildings, and associated improvements	736	—	—	—	—	—	736
Investments - venture capital	—	—	—	—	—	400	400
	$736	—	—	—	—	400	1,136
	Year ended December 31, 2025
Property and equipment - solar facilities	$—	—	—	—	—	11,767	11,767
Investments - real estate and venture capital	—	—	—	—	4,001	3,575	7,576
Investments - solar tax equity	—	—	—	—	—	5,761	5,761
Leases, buildings, and associated improvements	—	—	—	—	—	3,363	3,363
Property and equipment - internally developed software	—	1,145	—	—	—	—	1,145
	$—	1,145	—	—	4,001	24,466	29,612

	Year ended December 31, 2024
Property and equipment - solar facilities	$—	—	—	—	—	1,170	1,170
Leases, buildings, and associated improvements	736	—	—	—	—	—	736
Other assets - solar inventory	—	—	—	—	—	695	695
Investments - venture capital	—	—	—	—	—	537	537
	$736	—	—	—	—	2,402	3,138

Loans and Accrued Interest Receivable and Allowance for Loan Losses
Loans and accrued interest receivable and allowance for loan losses consisted of the following:

	As of	As of	As of
	December 31, 2025	September 30, 2025	December 31, 2024
Non-Nelnet Bank:
Federally insured loans:
Stafford and other	$1,772,172	1,889,476	2,108,960
Consolidation	5,665,071	5,970,781	6,279,604
Total	7,437,243	7,860,257	8,388,564
Private education loans	139,209	147,737	221,744
Consumer loans and other financing receivables (a)	1,122,717	840,739	345,560
Non-Nelnet Bank loans	8,699,169	8,848,733	8,955,868
Nelnet Bank:
Federally insured loans:
Stafford and other	23,960	24,745	—
Consolidation	148,360	154,203	—
Total	172,320	178,948	—
Private education loans	518,634	529,396	482,445
Consumer and other loans	266,608	266,539	162,152
Nelnet Bank loans	957,562	974,883	644,597
Accrued interest receivable	528,936	558,912	549,283
Loan discount and deferred lender fees, net of unamortized loan premiums and deferred origination costs	(46,894)	(47,735)	(42,114)
Allowance for loan losses:
Non-Nelnet Bank:
Federally insured loans	(42,080)	(43,535)	(49,091)
Private education loans	(6,894)	(7,103)	(11,130)
Consumer loans and other financing receivables	(57,360)	(33,147)	(38,468)
Non-Nelnet Bank allowance for loan losses	(106,334)	(83,785)	(98,689)
Nelnet Bank:
Federally insured loans	(676)	(707)	—
Private education loans	(12,932)	(11,732)	(10,086)
Consumer and other loans	(12,136)	(11,308)	(6,115)
Nelnet Bank allowance for loan losses	(25,744)	(23,747)	(16,201)
	$10,006,695	10,227,261	9,992,744
(a)Included in "consumer loans and other financing receivables" in the above table are Pay Later receivables that the Company began to purchase in the third quarter of 2025. As of September 30, 2025 and December 31, 2025, the balance of Pay Later receivables was $548.3 million and $744.2 million, respectively.
The Company has partial ownership in certain consumer, private education, and federally insured student loan securitizations that are accounted for as held-to-maturity beneficial interest investments and included in "other investments and notes receivable, net" in the Company's consolidated financial statements. As of the latest remittance reports filed by the various trusts prior to or as of December 31, 2025, the Company’s ownership correlates to approximately $1.83 billion of loans included in these securitizations. The loans held in these securitizations are not included in the above table. Investment interest income earned by the Company from the beneficial interest in loan securitizations is included in "investment interest" on the Company's consolidated statements of income and is not a component of the Company's loan interest income.

The following table summarizes the allowance for loan losses as a percentage of the ending loan balance for each of the Company's loan portfolios:

	As of	As of	As of
	December 31, 2025	September 30, 2025	December 31, 2024
Non-Nelnet Bank:
Federally insured loans (a)	0.57%	0.55%	0.59%
Private education loans	4.95%	4.81%	5.02%
Consumer loans and other financing receivables (b)	5.11%	3.94%	11.13%
Nelnet Bank:
Federally insured loans (a)	0.39%	0.40%	—
Private education loans	2.49%	2.22%	2.09%
Consumer and other loans	4.55%	4.24%	3.77%
(a)The allowance for loan losses as a percent of the risk sharing component of federally insured student loans not covered by the federal guaranty for Non-Nelnet Bank was 19.3%, 19.4%, and 20.6% as of December 31, 2025, September 30, 2025 and December 31, 2024, respectively, and for Nelnet Bank was 17.3% and 17.4% as of December 31, 2025 and September 30, 2025, respectively.
(b)In the third quarter of 2025, the Company began to purchase Pay Later receivables that have lower allowance rates.

Loan Activity - Non-Nelnet Bank
The following table sets forth the activity of AGM's (Non-Nelnet Bank) loan portfolios:

	FFELP	Private	Consumer loans and other financing receivables	Total
	Three months ended December 31, 2025
Balance as of September 30, 2025	$7,860,257	147,737	840,739	8,848,733
Loan acquisitions (a)	480,092	—	3,355,189	3,835,281
Repayments, claims, capitalized interest, participations, and other, net	(234,488)	(7,820)	(3,072,926)	(3,315,234)
Loans lost to external parties	(9,689)	(708)	—	(10,397)
Loans sold	(658,929)	—	(285)	(659,214)
Balance as of December 31, 2025	$7,437,243	139,209	1,122,717	8,699,169

	Three months ended September 30, 2025
Balance as of June 30, 2025	$8,367,085	156,614	411,470	8,935,169
Loan acquisitions (a)	70,301	—	1,516,370	1,586,671
Repayments, claims, capitalized interest, participations, and other, net	(214,179)	(8,084)	(883,850)	(1,106,113)
Loans lost to external parties	(55,470)	(793)	—	(56,263)
Loans sold	(229,983)	—	(203,251)	(433,234)
Loans contributed to Nelnet Bank	(77,497)	—	—	(77,497)
Balance as of September 30, 2025	$7,860,257	147,737	840,739	8,848,733
	Three months ended December 31, 2024
Balance as of September 30, 2024	$9,070,742	234,295	244,552	9,549,589
Loan acquisitions	2,000	—	194,333	196,333
Repayments, claims, capitalized interest, participations, and other, net	(248,071)	(11,005)	(80,677)	(339,753)
Loans lost to external parties	(57,208)	(1,546)	—	(58,754)
Loans sold	(378,899)	—	(12,648)	(391,547)
Balance as of December 31, 2024	$8,388,564	221,744	345,560	8,955,868

	Year ended December 31, 2025
Balance as of December 31, 2024	$8,388,564	221,744	345,560	8,955,868
Loan acquisitions (a)	1,253,819	—	5,143,849	6,397,668
Repayments, claims, capitalized interest, participations, and other, net	(916,038)	(37,359)	(4,163,008)	(5,116,405)
Loans lost to external parties	(190,694)	(3,003)	—	(193,697)
Loans sold	(1,020,911)	—	(203,684)	(1,224,595)
Loans contributed to Nelnet Bank	(77,497)	(42,173)	—	(119,670)
Balance as of December 31, 2025	$7,437,243	139,209	1,122,717	8,699,169
	Year ended December 31, 2024
Balance as of December 31, 2023	$11,686,207	277,320	85,935	12,049,462
Loan acquisitions	106,916	—	599,543	706,459
Repayments, claims, capitalized interest, participations, and other, net	(1,209,242)	(51,262)	(191,931)	(1,452,435)
Loans lost to external parties	(1,616,724)	(4,314)	—	(1,621,038)
Loans sold	(578,593)	—	(147,987)	(726,580)
Balance as of December 31, 2024	$8,388,564	221,744	345,560	8,955,868
(a)The Company began to acquire Pay Later receivables during 2025. Consumer loan acquisitions excluding Pay Later receivables was $187.5 million and $169.9 million during the three months ended December 31, 2025 and September 30, 2025, respectively, and $629.7 million during the year ended December 31, 2025.

Loan Spread Analysis - Non-Nelnet Bank
The following table analyzes the loan spread on AGM’s (Non-Nelnet Bank) portfolio of loans, which represents the spread between the yield earned on loan assets and the costs of the liabilities and derivative instruments used to fund the assets.

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Variable loan yield, gross	6.69%	6.89%	7.85%	7.20%	8.03%
Consolidation rebate fees	(0.78)	(0.83)	(0.80)	(0.80)	(0.80)
Discount accretion, net of premium and deferred origination costs amortization	1.40	0.50	(0.08)	0.40	0.02
Variable loan yield, net	7.31	6.56	6.97	6.80	7.25
Loan cost of funds - interest expense (a)	(5.22)	(5.34)	(5.86)	(5.39)	(6.34)
Loan cost of funds - basis swap derivative settlements (b)	0.01	0.01	0.01	0.01	0.01
Variable loan spread	2.10	1.23	1.12	1.42	0.92
Fixed-rate floor income, gross	0.06	0.05	0.03	0.04	0.01
Fixed-rate floor income - derivative settlements (b)	0.01	0.02	0.03	0.02	0.04
Fixed-rate floor income, net of settlements on derivatives	0.07	0.07	0.06	0.06	0.05
Core loan spread	2.17%	1.30%	1.18%	1.48%	0.97%

Average balance of AGM's loans	$9,005,162	8,774,923	9,403,661	9,134,995	10,310,430
Average balance of AGM's debt outstanding	7,923,923	7,775,269	8,654,618	8,145,206	9,871,828
(a)The Company recognized $0.7 million and $5.6 million in non-cash interest expense during the fourth quarter of 2024 and third quarter of 2024, respectively, as a result of writing off the remaining unamortized debt discount related to the redemption of certain asset-backed debt securities prior to their maturity. The impact of this non-cash expense was excluded in the table above.
(b)Derivative settlements represent the cash paid or received during the respective period to settle with derivative instrument counterparties the economic effect of the Company's derivative instruments based on their contractual terms. Derivative accounting requires that net settlements with respect to derivatives that do not qualify for "hedge treatment" under GAAP be recorded in a separate income statement line item below net interest income. The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to reduce the economic effect of interest rate volatility. As such, management believes derivative settlements for each applicable period should be evaluated with the Company’s net interest income (loan spread) as presented in this table. The Company reports this non-GAAP information because the Company believes that it provides additional information regarding operational and performance indicators that are closely assessed by management. There is no comprehensive, authoritative guidance for the presentation of such non-GAAP information, which is only meant to supplement GAAP results by providing additional information that management utilizes to assess performance.

A reconciliation of core loan spread, which includes the impact of derivative settlements on loan spread, to loan spread without derivative settlements follows:

	Three months ended			Year ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Core loan spread	2.17%	1.30%	1.18%	1.48%	0.97%
Derivative settlements (basis swaps)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Derivative settlements (fixed-rate floor income)	(0.01)	(0.02)	(0.03)	(0.02)	(0.04)
Loan spread	2.15%	1.27%	1.14%	1.45%	0.92%

Loan Activity - Nelnet Bank
The following table sets forth the activity of Nelnet Bank's loan portfolios:

	FFELP	Private	Consumer and other	Total
	Three months ended December 31, 2025
Balance as of September 30, 2025	$178,948	529,396	266,539	974,883
Loan acquisitions and originations	—	12,357	12,820	25,177
Repayments	(6,628)	(23,119)	(12,751)	(42,498)
Balance as of December 31, 2025	$172,320	518,634	266,608	957,562

	Three months ended September 30, 2025
Balance as of June 30, 2025	$106,555	516,663	204,423	827,641
Loan acquisitions and originations	—	36,175	74,654	110,829
Repayments	(5,104)	(23,442)	(12,538)	(41,084)
Loans contributed from AGM	77,497	—	—	77,497
Balance as of September 30, 2025	$178,948	529,396	266,539	974,883
	Three months ended December 31, 2024
Balance as of September 30, 2024	$—	352,654	207,218	559,872
Loan acquisitions and originations	—	151,966	34,268	186,234
Repayments	—	(22,175)	(14,246)	(36,421)
Loans sold to AGM	—	—	(65,088)	(65,088)
Balance as of December 31, 2024	$—	482,445	162,152	644,597
	Year ended December 31, 2025
Balance as of December 31, 2024	$—	482,445	162,152	644,597
Loan acquisitions and originations	111,040	85,929	142,207	339,176
Repayments	(16,217)	(91,913)	(37,751)	(145,881)
Loans contributed from AGM	77,497	42,173	—	119,670
Balance as of December 31, 2025	$172,320	518,634	266,608	957,562
	Year ended December 31, 2024
Balance as of December 31, 2023	$—	360,520	72,352	432,872
Loan acquisitions and originations	—	180,919	210,527	391,446
Repayments	—	(58,994)	(55,639)	(114,633)
Loans sold to AGM	—	—	(65,088)	(65,088)
Balance as of December 31, 2024	$—	482,445	162,152	644,597

Average Balance Sheet - Nelnet Bank
The following table reflects the rates earned on interest-earning assets and paid on interest-bearing liabilities:

	Three months ended (a)						Year ended December 31, (a)
	December 31, 2025		September 30, 2025		December 31, 2024		2025		2024
	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate
Average assets
Federally insured student loans	$175,177	5.92%	$155,873	6.24%	$—	—%	$116,745	6.11%	$—	—%
Private education loans	524,149	6.42	517,782	6.45	482,380	6.41	512,860	6.34	390,195	4.98
Consumer and other loans	267,451	9.83	227,211	10.25	194,105	11.17	210,106	10.27	160,648	11.79
Cash and investments	1,045,948	6.14	957,479	6.15	713,497	7.08	930,816	6.18	642,102	7.16
Total interest-earning assets	2,012,725	6.69%	1,858,345	6.74%	1,389,982	7.42%	1,770,527	6.70%	1,192,945	7.07%
Non-interest-earning assets	26,783		19,203		19,592		18,569		16,653
Total assets	$2,039,508		$1,877,548		$1,409,574		$1,789,096		$1,209,598
Average liabilities and equity
Brokered deposits	$298,501	2.28%	$269,913	2.12%	$248,497	1.95%	$271,826	2.12%	$234,423	1.80%
Intercompany deposits	185,990	3.90	168,768	4.02	107,866	3.92	146,886	3.90	145,868	4.64
Retail and other deposits	1,277,257	3.94	1,173,846	4.24	854,323	4.59	1,122,848	4.15	666,392	4.85
Federal funds purchased and other borrowed money	3	4.06	25,038	4.92	24,532	10.02	12,182	5.01	6,167	10.02
Total interest-bearing liabilities	1,761,751	3.66%	1,637,565	3.88%	1,235,218	4.11%	1,553,742	3.78%	1,052,850	4.17%
Non-interest-bearing liabilities	14,225		12,999		8,347		11,486		7,928
Equity	263,532		226,984		166,009		223,868		148,820
Total liabilities and equity	$2,039,508		$1,877,548		$1,409,574		$1,789,096		$1,209,598
Net interest margin		3.49%		3.32%		3.76%		3.39%		3.39%
(a) Calculated using average daily balances.